UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )
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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Gerber Scientific, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Gerber Scientific, Inc. (“Gerber”) is furnishing these Definitive Additional Materials to amend and supplement the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy filed by Gerber with the Securities and Exchange Commission on August 10, 2009 with respect to Gerber’s 2009 Annual Meeting of Shareholders, in order to amend proposal 1 described in the Proxy Statement to add an eighth nominee for election to Gerber’s Board of Directors for shareholders to consider and vote upon at the Annual Meeting, and to provide related information.

GERBER SCIENTIFIC, INC.
83 GERBER ROAD WEST
SOUTH WINDSOR, CONNECTICUT 06074

SUPPLEMENTAL

Notice of Annual Meeting of Shareholders
to be held on September 17, 2009 at 1:00 p.m.

The Notice of Annual Meeting of Shareholders of Gerber Scientific, Inc. (“Gerber”) to be held on Thursday, September 17, 2009, at 1:00 p.m., local time, at Gerber’s corporate headquarters, 83 Gerber Road West, South Windsor, Connecticut is hereby amended and supplemented in order to amend the first purpose of the Annual Meeting to add an eighth nominee for election to Gerber’s Board of Directors for shareholders to consider and vote upon at the Annual Meeting, and to provide related information.

In all other respects the Notice of Annual Meeting of Shareholders dated August 10, 2009 remains unchanged. Please read this Supplemental Notice of Annual Meeting of Shareholders and the attached Supplement to Proxy Statement in conjunction with the Notice of Annual Meeting of Shareholders and Proxy Statement filed with the Securities and Exchange Commission on August 10, 2009.

The first purpose of the Annual Meeting is hereby amended to provide that the Annual Meeting has been called for the following purpose:

1. To consider and vote upon the election of the eight nominees to the Board of Directors named in the Proxy Statement.

The record date for the Annual Meeting remains the close of business on July 31, 2009, and the other purposes for which the Annual Meeting is being held remain unchanged from the purposes set forth in the Notice of Annual Meeting of Shareholders dated August 10, 2009.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. If you wish to vote without attending the Annual Meeting, you should complete, sign, date and promptly return the enclosed proxy card, rather than the proxy card previously mailed to you, in the postage-paid envelope that we have included for your convenience. Submission of the enclosed proxy card will replace any previously submitted proxy card in connection with the Annual Meeting. Alternatively, you may submit your proxy through the Internet or by telephone as indicated on the enclosed proxy card. No postage is required if you mail your proxy in the United States. Even if you plan to attend the Annual Meeting, we would appreciate receiving your voting instructions before that date. Submitting your proxy card or your proxy through the Internet or by telephone before the Annual Meeting will not preclude you from voting in person at the Annual Meeting if you should decide to attend.

If you have any questions regarding this amended and supplemented Notice of Annual Meeting of Shareholders, or if you have special needs which require assistance, please call us at 1-800-811-4707, extension 8206, and we will be happy to assist you.

By Order of the Board of Directors,

William V. Grickis, Jr.
Secretary

South Windsor, Connecticut
August 19, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on September 17, 2009: Our Proxy Statement as amended and supplemented and our 2009 Annual Report to Shareholders are available at www.gerberscientific.com/investors/annuals.htm.

GERBER SCIENTIFIC, INC.
83 GERBER ROAD WEST
SOUTH WINDSOR, CONNECTICUT 06074

Annual Meeting of Shareholders
to be held on September 17, 2009 at 1:00 p.m.

SUPPLEMENT TO
PROXY STATEMENT

GENERAL INFORMATION

Gerber Scientific, Inc. is furnishing this Supplement to its Proxy Statement for the Annual Meeting of Shareholders in order to amend proposal 1 described in the Proxy Statement by adding an eighth nominee for election to Gerber’s Board of Directors for shareholders to consider and vote upon at the Annual Meeting, and to provide related information.

On August 18, 2009, the Board approved an increase in the authorized number of Directors, effective immediately before commencement of the Annual Meeting, from seven Directors to eight Directors and nominated Javier Perez for election as a Director at the Annual Meeting. As set forth in the Proxy Statement dated August 10, 2009, the other seven individuals nominated by the Board for election as Directors at the Annual Meeting are Donald P. Aiken, Marc T. Giles, Edward G. Jepsen, Randall D. Ledford, John R. Lord, Carole F. St. Mark and W. Jerry Vereen.

Proposal 1, as amended, is for shareholders at the Annual Meeting to consider and vote upon the election of the eight nominees to the Board named in this Proxy Statement. All references in the Proxy Statement dated August 10, 2009 to seven nominees to the Board in connection with the Annual Meeting are hereby amended to refer to the eight nominees to the Board named in this Proxy Statement.

The proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated August 10, 2009, in that the enclosed proxy card includes the names of all eight Director nominees, including Javier Perez. Thus, if you wish to vote with respect to all eight nominees, please submit the revised proxy card enclosed with this Supplement.

Other than as set forth in this Supplement, the Proxy Statement dated August 10, 2009 remains unchanged. From and after August 19, 2009, all references to the “Proxy Statement” are to the Proxy Statement dated August 10, 2009 as amended and supplemented by this Supplement.

This Supplement and the enclosed proxy card are first being mailed to Gerber’s shareholders on or about August 20, 2009.

AGENDA ITEM 1:

ELECTION OF DIRECTORS

Nominees for Election as Directors

As proposal 1 for the Annual Meeting, shareholders are asked to consider and vote upon the election of the eight nominees to the Board identified below.

Gerber’s Amended and Restated Certificate of Incorporation provides that all Directors will stand for election for one-year terms ending at the succeeding Annual Meeting of Shareholders.

Gerber’s Amended and Restated By-Laws provide that the Board will consist of not fewer than three or more than 11 Directors, with the actual number of Directors within such limits to be determined by Board resolution from time to time. On August 18, 2009, the Board approved an increase in the authorized number of Directors, effective immediately before commencement of the Annual Meeting, from seven Directors to eight Directors.

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated Donald P. Aiken, Marc T. Giles, Edward G. Jepsen, Randall D. Ledford, John R. Lord, Javier Perez, Carole F. St. Mark and W. Jerry Vereen as nominees for election as Directors of Gerber for a one-year term, until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. Each nominee other than Mr. Perez is an incumbent Director who was elected to the Board at the Annual Meeting of Shareholders in 2008.

Mr. Perez’s nomination was recommended by Barington Capital Group, L.P., or “Barington Capital,” a Gerber shareholder, to which Mr. Perez currently serves as a Senior Portfolio Advisor. Mr. Perez’s services for Barington Capital, which are provided on a consulting basis, include providing company performance analysis, business strategy and operations improvement planning services in connection with Barington Capital’s current and prospective portfolio investments. Barington Capital initiated discussions with Gerber regarding a range of suggestions to enhance Gerber’s business operations, strategy and financial performance. In the discussions, Barington Capital recommended to the Board that it nominate Mr. Perez for election as a Director at the Annual Meeting. The Board waived Barington Capital’s compliance with Gerber’s deadline for the submission of shareholder recommendations for Director nominees to be considered at the Annual Meeting, which is described elsewhere in this Proxy Statement. Following a meeting with Mr. Perez to discuss his background and qualifications to serve as a Director, the Nominating and Governance Committee recommended Mr. Perez’s nomination to the Board based on his experience and achievements in financial and strategic areas relevant to Gerber’s activities.

The eight nominees have indicated that they are willing and able to serve as Directors if elected. If any of such nominees should become unable or unwilling to serve, the proxies intend to vote for such substitute nominees as may be designated by the Board upon the recommendation of the Nominating and Corporate Governance Committee of the Board.

Approval of Nominees

Approval of the nominees named above requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Votes may be cast for or withheld with respect to any or all nominees. Unless authority to do so is withheld, it is the intention of the persons named in the proxy to vote such proxy for the election of each of the nominees. You may not cumulate your votes in the election of Directors.

The Board unanimously recommends a vote FOR the election of each of the nominees named above to serve as Directors.

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Voting of Proxies

If you wish to vote for all eight of the Director nominees, you must do so by voting the proxy card enclosed with this Supplement, or by submitting your proxy through the Internet or by telephone as indicated on the enclosed proxy card.

If you have already submitted the proxy card included with Gerber’s original Proxy Statement dated August 10, 2009, you may revoke it by subsequently executing the proxy card enclosed with this Supplement and returning it in the enclosed postage-paid envelope, by subsequently submitting a new proxy through the Internet or by telephone, or by attending the Annual Meeting and voting in person. If your shares are held in street name, you may change your vote by submitting new voting instructions to your broker or nominee.

If you submitted or submit the proxy card included with Gerber’s original Proxy Statement and do not subsequently revoke that proxy, your vote will be counted FOR the seven nominees named on that proxy card, unless otherwise indicated by you on that card. Your vote on such proxy card will not constitute a vote for Javier Perez.

Information About Additional Board Nominee

Biographical information concerning Mr. Javier Perez as of June 30, 2009 is presented below.

Javier Perez, age 53, has served as a Senior Portfolio Advisor to Barington Capital Group, L.P., an investment firm, since May 2009. He has also served as the President of Maxwell Edison Inc., a consulting firm which he founded, since July 2008. From July 2005 to January 2008, Mr. Perez was Senior Vice President Strategic Planning and Development, and a member of the Executive Committee, at The Estee Lauder Companies, a manufacturer of beauty products. From July 2003 to June 2005, Mr. Perez was Vice President Business Development, Business Information Group at The McGraw-Hill Companies, a publisher of financial, business and educational information. From 1988 to March 2003, Mr. Perez held various international consulting positions at McKinsey & Company, a management consultancy firm, and was elected partner in 1994. From 1985 to 1987, Mr. Perez was Operations Manager at Wilke International, Inc., an investment fund manager. From 1981 to 1985, Mr. Perez served as an investment analyst and project manager at the Chevron Corporation, an integrated energy company.

Board of Directors and Committees of the Board of Directors

Director Independence.  The Board has affirmatively determined that Javier Perez is “independent” of Gerber within the meaning of rules of the NYSE.

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SECURITY OWNERSHIP

Investment in Gerber by Directors and Executive Officers

The following table presents, as of June 30, 2009, information regarding the beneficial ownership of Gerber’s common stock by the following persons:

•	each Director;

•	each nominee to the Board;

•	the “named executive officers” of Gerber as set forth in the “Fiscal 2009 Summary Compensation Table below” in the Proxy Statement; and

•	all of Gerber’s Directors and executive officers as a group.

This information has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership of a class of capital stock as of any date includes any shares of that class as to which a person, directly or indirectly, has or shares voting power or investment power as of that date and also any shares as to which a person has the right to acquire sole or shared voting or investment power as of or within 60 days after that date through the exercise of any stock option, warrant or other right, without regard to whether such right expires before the end of such 60-day period or continues thereafter. If two or more persons share voting power or investment power with respect to specific securities, all of such persons may be deemed to be the beneficial owners of such securities. Information with respect to persons other than the holders listed in the tables below that share beneficial ownership with respect to the securities shown is set forth following the applicable table. There were 24,608,644 shares of common stock outstanding as of June 30, 2009.

	Amount and Nature of	Percent of
Name of Beneficial Owner	Beneficial Ownership	Class (%)

Donald P. Aiken	63,109	*
Michael R. Elia	54,841	*
Marc T. Giles	290,227	1.17
John Hancock	152,763	*
Edward G. Jepsen	317,533	1.29
Rodney Larson	34,830	*
Randall D. Ledford	24,164	*
John R. Lord	39,164	*
Stephen P. Lovass	61,061	*
Javier Perez	—	—
Carole F. St. Mark	48,937	*
W. Jerry Vereen	52,678	*
All Directors and executive officers as a group (18 persons)	1,482,842	5.90

*	Less than one percent.

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CONTACT FOR QUESTIONS AND ASSISTANCE

If you have any questions or need assistance, please call us at 1-800-811-4707, extension 8206, and we will be happy to assist you.

By Order of the Board of Directors,

William V. Grickis, Jr.
Secretary

South Windsor, Connecticut
August 19, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on September 17, 2009: Our Proxy Statement as amended and supplemented and our 2009 Annual Report to Shareholders are available at www.gerberscientific.com/investors/annuals.htm.

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TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

GERBER SCIENTIFIC, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON THURSDAY, SEPTEMBER 17, 2009

The undersigned shareholder(s) of Gerber Scientific, Inc. hereby appoint(s) Marc T. Giles and William V. Grickis, Jr., and each of them, with full and individual power of substitution, proxies and attorneys, and hereby authorize(s) them to represent and to vote all shares of Common Stock of Gerber Scientific, Inc. which the undersigned shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of Gerber Scientific, Inc., to be held at the Corporate Headquarters of Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, Connecticut 06074, on Thursday, September 17, 2009 at 1:00 p.m., local time, and any adjournment or postponement thereof, as indicated on the reverse side, with all powers which the undersigned shareholder(s) would possess if personally present.

Unless otherwise specified, this Proxy will be voted “FOR” proposals 1, 2 and 3. The undersigned further authorizes such proxies to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

(TO BE SIGNED, DATED, AND VOTED ON REVERSE SIDE.)

GERBER SCIENTIFIC, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-381-4017. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Local Time on September 16, 2009.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Local Time on September 16, 2009.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark
votes as in
this example.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).
The Board of Directors recommends a vote FOR each of the director nominees in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

1.	ELECTION OF DIRECTORS: Donald P. Aiken; Marc T. Giles; Edward G. Jepsen; Randall D. Ledford; John R. Lord; Javier Perez; Carole F. St. Mark; and W. Jerry Vereen.	FOR each of the nominees listed at left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for each of the nominees listed at left ☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on September 17, 2009: Our Proxy Statement as amended and supplemented and our 2009 Annual Report to Shareholders are available at www.gerberscientific.com/investors/annuals.htm.

2.	PROPOSAL TO RATIFY the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	PROPOSAL TO APPROVE an amendment to the Gerber Scientific, Inc. 2006 Omnibus Incentive Plan to increase by 1,250,000 shares the number of shares of the Company’s common stock available for issuance under the plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned shareholder(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated August 10, 2009 and the Supplemental Notice of Annual Meeting of Shareholders and Supplement to Proxy Statement dated August 19, 2009.

Date	, 2009

Signature(s)

Please date and sign exactly as name(s) appear on Proxy. Joint owners should both sign. Executors, Administrators, Trustees, etc. should so indicate when signing. Corporations should show full corporate name and title of signing officer. Partnerships should show full partnership name and be signed by an authorized person.